Derivative Financial Instruments	12 Months Ended
Dec. 31, 2021
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Derivative Financial Instruments
25	Derivative financial instruments

	Assets		Liability
	2021 RMB million	2020 RMB million	2021 RMB million	2020 RMB million
Fuel forward contracts	—	399	—	1
Interest rate swaps	—	—	46	140

Total	—	399	46	141

Less: current portion
— Fuel forward contracts	—	362	—	1
— Interest rate swaps	—	—	1	2

Current portion	—	362	1	3

Non-current portion	—	37	45	138

Cash flow hedge — Fuel price risk
The Group entered into fuel forward contracts to mitigate its jet fuel price risk. The fuel forward contracts had been designated as cash flow hedge of the Group’s highly probable forecast fuel purchase transactions. As at December 31, 2021, there were no outstanding fuel forward contracts (December 31, 2020: outstanding notional principal amounted to USD252 million).
Cash flow hedge — Interest rate risk
The Group entered into interest rate swap contracts to mitigate its interest rate risk. The interest rate swap contracts had been designated as cash flow hedge against the variability in market interest rates of lease liabilities. As at December 31, 2021, the notional principal of the outstanding interest rate swap contracts amounted to USD495 million (December 31, 2020: USD690 million). These contracts would expire between 2022 and 2025.